                                                                 Exhibit 10.3(E)

                                                                  EXECUTION COPY

                 REGULATION AB AMENDMENT TO SERVICING AGREEMENT

     This REGULATION AB AMENDMENT TO SERVICING AGREEMENT dated as of January 1,
2006 (the "Amendment") between WASHINGTON MUTUAL BANK, a savings bank organized under the laws of the United States (formerly known as Washington Mutual Bank,
FA), as servicer (the "Servicer"), and BANK OF AMERICA, NATIONAL ASSOCIATION, a
national banking association as owner (the "Owner"), is made with respect to the
Servicing Agreement dated as of July 1, 2003 (Amended and Restated), as amended by the Master Assignment, Assumption and Recognition Agreement dated as of July
1, 2004 (the "Original Servicing Agreement") between the Servicer and the Owner.
Capitalized terms used in this Amendment without definition have the meanings assigned to them in the Original Servicing Agreement.

     The parties wish to amend the Original Servicing Agreement in order to facilitate compliance by the Owner and its assignees with Regulation AB (as defined below).

     Accordingly, the parties agree as follows:

                                    ARTICLE I
                                   AMENDMENTS

     SECTION 1.1. DEFINITIONS

     (a) Article 1 of the Original Servicing Agreement is amended by adding the following definitions:

          Commission: The United States Securities and Exchange Commission.

          Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Exchange Act: The Securities Exchange Act of 1934, as amended.

          Issuing Entity: The issuing entity, as such term is defined in
     Regulation AB, with respect to any Securitization Transaction.

          Master Servicer: With respect to any Securitization Transaction, the
     "master servicer," if any, identified in the related transaction documents, to the extent such master servicer is responsible for executing the
     Sarbanes Certification (as defined in Section 8.7) or any other report filed with the Commission under the Exchange Act.

          Participating Entity: As defined in Section 8.7(a)(iii).

          Permitted Reconstitution: As defined in Section 8.1(a).

          Qualified Correspondent: Any Person from which a Seller purchased
     Mortgage Loans, provided that the following conditions are satisfied: (i)
     such Mortgage Loans were originated pursuant to an agreement between a
     Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by a Seller ("Designated
     Guidelines") or guidelines that do not vary materially from such Designated
     Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by a Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by a Seller in origination of mortgage loans of the same type as the Mortgage Loans for such Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage
     Loans were underwritten, designated by a Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by such
     Seller; and (iv) a Seller employed, at the time such Mortgage Loans were acquired by such Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by such Seller.

          Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

          Reconstitution Agreement: An agreement or agreements entered into by the Servicer and the Owner and/or certain third parties, including a master servicer, in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under this Agreement.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
     AB), 17 C.F.R. Section 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
     Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531
     (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or
     (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential

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     mortgage loans consisting, in whole or in part, of some or all of the
     Mortgage Loans.

          Servicer Information: The information provided by the Servicer, any
     Subservicer or any Subcontractor pursuant to Section 8.5(a) and (b).

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d)
     of Regulation AB, as such may be amended from time to time.

          Sponsor: The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

          Static Pool Information: Static pool information as described in Item
     1105(a)(1)-(3) and 1105(c) of Regulation AB.

          Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of
     Mortgage Loans but performs one or more discrete functions identified in
     Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

          Subservicer: Any Person that services Mortgage Loans on behalf of the
     Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the
     Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

          Third-Party Originator: Each Person, other than a Seller or a
     Qualified Correspondent, that originated a Mortgage Loan.

     (b) Article 1 of the Original Servicing Agreement is amended by amending and restating the following definitions in their entirety:

          Disclosure Document: With respect to any Securitization Transaction, a prospectus, prospectus supplement, private placement memorandum or offering circular prepared in connection with such Securitization Transaction.

          Portfolio Loans: As defined in Section 8.1(d).

          Transferred Loans: As defined in Section 8.1(d).

          Whole Loan Transfer: Any sale or transfer of some or all of the
     Mortgage Loans, other than a Securitization Transaction.

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          (c) Article 1 of the Original Servicing Agreement is amended by deleting the following definitions: "Indemnified Party," "Pass-Through
     Transfer" and "Servicer's Information."

          (d) The following provisions of the Original Servicing Agreement shall cease to be effective as of December 31, 2006: Sections 4.4 and 4.5 and the
     related definitions of "Indemnitee" and "USAP" in Article 1..

          (e) Article 8 of the Original Servicing Agreement is amended and restated in its entirety to read as follows:

                                    ARTICLE 8
                    RECONSTITUTIONS; REGULATION AB COMPLIANCE

               SECTION 8.1 RECONSTITUTIONS; SERVICER'S PURCHASE RIGHT

               (a) Upon 15 days prior written notice to the Servicer and subject to the terms and conditions in Article 6 of the Purchase Agreement, the Owner may, at its sole option, effect one or more Whole Loan
          Transfers or Securitization Transactions with respect to some or all of the Mortgage Loans (each, a "Permitted Reconstitution"). In connection with any Permitted Reconstitution, the Owner, in its sole discretion, may assign its rights under this Agreement with respect to the Mortgage Loans subject to such Permitted Reconstitution, and the
          Servicer shall service the affected Mortgage Loans as the servicer, or as subservicer, if a master servicer is employed as provided in clause
          (iii) of Section 8.2, on the terms and conditions set forth herein and in any related Reconstitution Agreement.

               (b) The Owner shall reimburse the Servicer for all reasonable out-of-pocket expenses, including attorneys' fees, incurred by the
          Servicer in connection with any Reconstitution.

               (c) With respect to any Permitted Reconstitution, the Servicer shall (i) provide the Owner with information and appropriate verification of information in its possession or control as may reasonably be necessary in order to effect such Reconstitution (and, to the extent any such information is in the possession or control of any third party, use commercially reasonable efforts to cause such third party to provide such information) and (ii) cooperate with all reasonable requests and due diligence procedures not otherwise addressed herein. In addition, upon the request of the Owner, the
          Servicer shall provide, (x) in connection with each Permitted
          Reconstitution, an officer's certificate to the effect that the representations and warranties made by the Servicer in Section 5.7 are true and correct as of the date of such certificate, provided that nothing has occurred during the period commencing on the applicable
          Closing Date and ending on the date of such certificate which would make such representations and warranties untrue and (y) in connection with each Permitted Reconstitution in which twenty percent or more of the mortgage loans in the related transaction or in any one loan group in such transaction consists of Mortgage Loans, an opinion of counsel as to

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          the Servicer's corporate authority and the enforceability of the related Reconstitution Agreement.

               (d) If, at any time, either (i) the aggregate Unpaid Principal
          Balance of any pool of Mortgage Loans that are transferred pursuant to a Whole Loan Transfer ("Transferred Loans") is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Transferred
          Loans on the date of such Whole Loan Transfer, or (ii) the aggregate
          Unpaid Principal Balance of any Mortgage Loans serviced hereunder and retained by the Owner ("Portfolio Loans") is less than or equal to one percent (1%) of the Unpaid Principal Balance of such Portfolio Loans on the date of purchase from the applicable Seller, the Servicer may elect, in its sole discretion, to purchase such Transferred Loans or
          Portfolio Loans, as the case may be. The purchase price of Mortgage
          Loans purchased by the Servicer pursuant to this Section 8.1(d) shall equal the aggregate Unpaid Principal Balance of such Mortgage Loans, plus the amount of interest on such Unpaid Principal Balance at the applicable Net Rate from the date to which interest has last been paid and distributed to the Owner to, and including, the last day of the month in which such purchase occurs; provided that the Servicer may exercise this purchase right only if the fair market value of the relevant Mortgage Loans is greater than or equal to the Unpaid
          Principal Balance of such Mortgage Loans at the time of purchase.

               SECTION 8.2 RECONSTITUTION AGREEMENTS

               In connection with each Permitted Reconstitution, the Servicer shall:

                    (a) execute and deliver a Reconstitution Agreement
          containing terms and conditions that are consistent with the terms and conditions set forth herein and in the Purchase Agreement and, in the case of a Securitization Transaction, that are customary for publicly offered or privately placed, rated or unrated securities backed by mortgage loans similar to the Mortgage Loans included in such
          Securitization Transaction, provided that (i) any servicing reporting requirements must be consistent with the standard practices of the
          Servicer; and (ii) such Reconstitution Agreement does not expand in any material respect any of the obligations, duties or liabilities of the Servicer under this Agreement or result in any increased cost to the Servicer;

                    (b) with respect to any Securitization Transaction in which twenty percent or more of the mortgage loans in the entire related transaction consist of Mortgage Loans, (i) execute and deliver a pooling and servicing agreement that meets the requirements of clause
          (a) above, provided that each of the parties to such pooling and servicing agreement negotiates in good faith any terms or conditions in such pooling and servicing agreement not specifically referenced or provided for under this Agreement or the Purchase Agreement; and (ii)
          provide the Owner with opinions of counsel as to the Servicer's corporate authority and the enforceability of the pooling and servicing agreement against

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          the Servicer and certificates from public officials, each as the
          Servicer shall reasonably determine to be necessary to effect such
          Securitization Transaction; and

                    (c) in the event the Owner or its assignee elects to appoint and designate a master servicer of Mortgage Loans pursuant to a
          Reconstitution Agreement, (i) the Servicer shall service the Mortgage
          Loans, and remit and report to the master servicer, in accordance with the terms of this Agreement and the related Reconstitution Agreement;
          (ii) the master servicer shall have the right as designee of the Owner to enforce the covenants and conditions set forth in, and to give any waivers or consents required or allowed under, this Agreement on behalf of the Owner; and (iii) the Servicer shall follow and shall be entitled to rely on the instructions and any waiver or consents of the master servicer under this Agreement as if such instructions were the instructions of the Owner.

               SECTION 8.3 INTENT OF THE PARTIES; REASONABLENESS

               The Owner and the Servicer acknowledge and agree that the purpose of Sections 8.4, 8.5, 8.6, 8.7, 8.8 and 8.9 is to facilitate compliance by the Owner and any Depositor with the provisions of
          Regulation AB and related rules and regulations of the Commission.
          Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser and any Depositor provide comparable disclosure in unregistered offerings. References in this
          Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

               Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the
          Securities Act). The Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Owner, the Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each party agrees that it shall cooperate in good faith to amend this Amendment and/or the
          Original Servicing Agreement in light of any changes in the interpretations of the requirements of Regulation AB over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise. In connection with any
          Securitization Transaction, the Servicer shall cooperate fully with the Owner and

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          the Master Servicer to deliver to the Owner (including any of its assignees or designees), the Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner, the Master Servicer or any Depositor to permit the Owner, the Master
          Servicer or such Depositor to comply with the provisions of Regulation
          AB, together with such disclosures relating to the Servicer, any
          Subservicer, any Third-Party Originator and the Mortgage Loans, or the
          servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

               The Owner (including any of its assignees or designees) shall cooperate with the Company by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB.

               SECTION 8.4 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF THE
          SERVICER

               (a) The Servicer shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or such Depositor under Section 8.5 for a Permitted
          Reconstitution that, except as disclosed in writing to the Owner or such Depositor, as applicable, prior to such date: (i) the Servicer is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the
          Servicer; (ii) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
          (iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as servicer has been disclosed or reported by the Servicer; (iv) no material changes to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization
          Transaction; (v) there are no aspects of the Servicer's financial condition that could have a material adverse effect on the performance by the Servicer of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Servicer, any Subservicer or any Third-Party Originator; and (vii)
          there are no affiliations, relationships or transactions relating to the Servicer, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB (other than the affiliation between the Servicer and the Sellers).

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               (b) If so requested by the Owner, the Master Servicer or any
          Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 8.5, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in Section 8.4(a) or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

               SECTION 8.5 INFORMATION TO BE PROVIDED BY THE SERVICER

               In connection with any Securitization Transaction that is a
          Permitted Reconstitution, the Servicer shall (x) within five Business
          Days following request by the Owner or any Depositor, provide to the
          Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in Sections 8.5(a) and (d), and (y) as promptly as practicable following notice to or discovery by the Servicer, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in Section 8.5(b).

               (a) If so requested by the Owner or any Depositor, the Servicer shall provide such information regarding the Servicer, as servicer of the Mortgage Loans, and, as applicable, each Subservicer, as is requested for the purpose of compliance with Item 1108 of Regulation
          AB. Such information shall include, at a minimum:

                    (i) the Servicer's and each Subservicer's form of
          organization;

                    (ii) a description of any material legal or governmental
          proceedings pending (or known to be contemplated) against the Servicer and each Subservicer;

                    (iii) a description of any affiliation or relationship
          between the Servicer and each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Servicer by the Owner or any Depositor in writing not less than five (5) Business Days in advance of such Securitization
          Transaction:

                         (A)  the Sponsor;

                         (B)  the Depositor;

                         (C)  the Issuing entity;

                         (D)  any servicer;

                         (E)  any trustee;

                         (F)  any originator;

                         (G)  any significant obligor;

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                         (H)  any enhancement or support provider; and

                         (I)  any other material transaction party.

                    (iv) a description of how long the Servicer and each
          Subservicer have been servicing residential mortgage loans; a general discussion of the Servicer's and each Subservicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's and each Subservicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreement; information regarding the size, composition and growth of the Servicer's and each Subservicer's portfolio of residential mortgage loans of a type similar to the
          Mortgage Loans and information on factors related to the Servicer and each Subservicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the
          Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                         (A) whether any prior securitizations of mortgage loans
          of a type similar to the Mortgage Loans involving the Servicer or any
          Subservicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization
          Transaction;

                         (B) the extent of outsourcing the Servicer and each
          Subservicer utilizes;

                         (C) whether there has been previous disclosure of
          material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer or any Subservicer during the three-year period immediately preceding the related Securitization Transaction;

                         (D) whether the Servicer or any Subservicer has been
          terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

                         (E) such other information as the Owner or any
          Depositor may reasonably request for the purpose of compliance with
          Item 1108(b)(2) of Regulation AB;

                    (v) a description of any material changes during the
          three-year period immediately preceding the related Securitization
          Transaction to the Servicer's and each Subservicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans;

                    (vi) information regarding the Servicer's and each
          Subservicer's financial condition, to the extent that there is a material risk that an

                                        9

          adverse financial event or circumstance involving the Servicer or
          Subservicer could have a material adverse effect on the performance by the Servicer or Subservicer of its servicing obligations under this
          Agreement or any Reconstitution Agreement;

                    (vii) information regarding advances made by the Servicer
          and each Subservicer on the Mortgage Loans and the Servicer's and
          Subservicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related
          Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer or Subservicer to the effect that the Servicer or Subservicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

                    (viii) a description of the Servicer's and each
          Subservicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the
          Mortgage Loans;

                    (vii) a description of the Servicer's and each Subservicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

                    (viii) information as to how the Servicer and each
          Subservicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

                    (b) For the purpose of satisfying the Purchaser's or any
          Depositor's reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) notify the Owner, the Master Servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Servicer or any
          Subservicer and (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the
          Servicer or any Subservicer and any of the parties specified in clause
          (ii) of this Section 8.5(b) (and any other parties identified in writing by the requesting party) with respect to such Securitization
          Transaction, (C) the Servicer's failure be an approved servicer of mortgage loans for Fannie Mae and Freddie Mac, in good standing and
          (D) the Servicer's entry into an agreement with a Subservicer to perform or assist in the performance of any of the Servicer's obligations under the Agreement or any Reconstitution Agreement and
          (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

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                    (c) As a condition to the succession to the Servicer or any
          Subservicer as servicer or subservicer under this Agreement or any
          Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the
          Servicer shall provide to the Owner, the Master Servicer, and any
          Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such
          Depositor, all information reasonably requested by the Owner or any
          Depositor in order to comply with its reporting obligation under Item
          6.02 of Form 8-K with respect to any class of asset-backed securities.

                    (d) In addition to such information as the Servicer is
          obligated to provide pursuant to other provisions of this Agreement:

                         (i) The Servicer or any Subservicer shall, to the
          extent the Servicer or such Subservicer has knowledge thereof, provide to the party responsible for filing distribution reports on Form 10-D in respect of any Securitization Transaction that includes any of the
          Mortgage Loans serviced by the Servicer or such Subservicer notice of the occurrence of any of the following events along with all information as may be required to be included in the related distribution report on From 10-D (as specified in the provisions of
          Regulation AB referred to below):

                              (A) any material modifications, extensions or
          waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

                              (B) material breaches of pool asset
          representations or warranties or transaction covenants (Item
          1121(a)(12) of Regulation AB); and

                              (C) any repurchases of Mortgage Loans (Item
          1121(a)(14) of Regulation AB).

                         The foregoing information shall be provided in such
          form as may be mutually agreed by the Servicer and the Master
          Servicer.

                         (ii) Upon request of the Depositor or Master Servicer,
          the Servicer shall provide to the Purchaser, the Master Servicer and any Depositor, (A) evidence of the authorization of the person signing any certification or statement and (B) to supplement the publicly available financial statements of the Servicer, such financial information and other information related to the Servicer or any
          Subservicer or to the Servicer's or such Subservicer's performance

                                       11

          hereunder that can be provided without violation of any applicable law and is reasonably available to the Servicer without unreasonable effort or expense.

               SECTION 8.6. SERVICER COMPLIANCE STATEMENT

               On or before March 10 of each calendar year, commencing in 2007, the Servicer shall deliver to the Owner, the Master Servicer and any
          Depositor a statement of compliance addressed to the Owner, the Master
          Servicer and such Depositor and signed by an authorized officer of the
          Servicer, to the effect that (i) a review of the Servicer's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable
          Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

               SECTION 8.7 REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION

               (a) On or before March 10 of each calendar year, commencing in
          2007, the Servicer shall:

                    (i) deliver to the Owner, the Master Servicer and any
          Depositor a report (in form and substance reasonably satisfactory to the Owner, the Master Servicer and such Depositor) regarding the
          Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules
          13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.
          Such report shall be addressed to the Owner, the Master Servicer and such Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable Servicing Criteria"
          specified on EXHIBIT F hereto;

                    (ii) deliver to the Owner, the Master Servicer and any
          Depositor a report of a registered public accounting firm reasonably acceptable to the Owner, the Master Servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the
          Servicer and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g)
          of Regulation S-X under the Securities Act and the Exchange Act;

                    (iii) cause each Subservicer and each Subcontractor
          determined by the Servicer pursuant to Section 8.8(b) to be
          "participating in the servicing function" within the meaning of Item
          1122 of Regulation AB (each such

                                       12

          Subcontractor, a "Participating Entity"), to deliver to the Owner,
          Master Servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and
          (ii) of this Section 8.7(a); and

                    (iv) deliver, and cause each Subservicer and each
          Participating Entity to deliver, to the Purchaser, any Depositor, the
          Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by
          Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to
          Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of such Person, in the form attached hereto as EXHIBIT E.

          The Servicer acknowledges that the parties identified in clause (iv)
          above may rely on the certification provided by the Servicer pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will require delivery of a certification under clause (iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form
          10-K with respect to an issuing entity whose asset pool includes
          Mortgage Loans.

               (b) Each assessment of compliance provided by a Subservicer pursuant to Section 8.7(a)(iii) shall address each of the Servicing
          Criteria specified on a certification substantially in the form of
          EXHIBIT F hereto delivered to the Owner on or prior to the date on which such Subservicer is appointed. An assessment of compliance provided by a Subcontractor pursuant to Section 8.7(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Servicer pursuant to Section 8.8(b).

               SECTION 8.8 USE OF SUBSERVICERS AND SUBCONTRACTORS

               The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (a) of this
          Section 8.8. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this
          Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section 8.8.

               (a) It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the
          utilization of any Subservicer. The Servicer shall cause any
          Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section 8.8(a) and with Sections 8.4, 8.5(a), (b), (c) and
          (d), 8.6,

                                       13

          8.7 and 8.9 of this Agreement to the same extent as if such
          Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.5(b) of this
          Agreement. The Servicer shall be responsible for obtaining from each
          Subservicer and delivering to the Owner and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 8.6, any assessment of compliance and attestation required to be delivered by such Subservicer under Section 8.7 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 8.7 as and when required to be delivered.

               (b) It shall not be necessary for the Servicer to seek the consent of the Owner, the Master Servicer or any Depositor to the
          utilization of any Subcontractor. The Servicer shall promptly upon request provide to the Owner, the Master Servicer and any Depositor
          (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Owner, the
          Master Servicer and such Depositor) of the role and function of each
          Subcontractor utilized by the Servicer or any Subservicer, specifying
          (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are Participating Entities, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

               As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of
          Item 1122 of Regulation AB, the Servicer shall cause any such
          Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 8.7 and 8.9 of this Agreement to the same extent as if such Subcontractor were the Servicer. The Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation and the other certifications required to be delivered by such Subservicer and such Subcontractor under Section 8.7, in each case as and when required to be delivered.

               SECTION 8.9 INDEMNIFICATION; REMEDIES

               (a) With respect to any Securitization Transaction for which
          Servicer Information is included in a related Disclosure Document, the
          Servicer, on the one hand, and the Owner, the Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser, on the other hand, shall execute and deliver an Indemnification Agreement in substantially the form attached as EXHIBIT G hereto, pursuant to which each such party shall indemnify the other party or parties and their respective affiliates and each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act) and their respective present and former directors, officers and employees for the matters set forth in such Indemnification Agreement.

                                       14

               (b) The Servicer shall indemnify and hold harmless each of the
          Owner, the Master Servicer, each Person, if any, who "controls" the
          Owner or the Master Servicer within the meaning of the Securities Act of 1933, as amended, and their respective officers, directors and employees (collectively, the "Indemnitees") against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Indemnitee may sustain in direct connection with, or arising out of, third party claims based on, (i) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants' letter or other material when and as required pursuant to
          Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB,
          (ii) any material misstatement or omission in any Sarbanes
          Certification made in reliance on any material misstatement or omission contained in any officer's certificate provided pursuant to
          Section 8.6 or Section 8.7(a)(iv), (iii) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section 8.7(a)(i) or (iv) any material misstatement or omission contained in any information provided by the Servicer, any
          Subservicer or any Subcontractor pursuant to Section 8.4(b) or Section
          8.5(b) or (d). If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnitee, then the
          Servicer agrees that it shall contribute to the amount paid or payable by the Indemnitee as a result of the losses, claims, damages or liabilities of the Indemnitee arising out of clauses (i), (ii) or
          (iii) of the preceding sentence in such proportion as is appropriate to reflect the relative fault of the Indemnitee on the one hand and the Servicer on the other.

               For purposes of this Section 8.9(b), "third party claims" shall include claims brought against an Indemnitee by any agent or affiliate of such Indemnitee where such claims arise out of, or are based on,
          (A) the failure of the Servicer to deliver or cause to be delivered when required any information, report, certification, accountants'
          letter or other material when and as required pursuant to Section 8.6 or Section 8.7 or any failure by the Servicer to identify pursuant to
          Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, (B) any material misstatement or omission in any Sarbanes Certification made in reliance on any material misstatement or omission contained in any officer's certificate provided pursuant to Section 8.6 or Section
          8.7(a)(iv), (C) any material misstatement or omission contained in the assessment of compliance delivered in accordance with Section
          8.7(a)(i) or (D) any material misstatement or omission contained in any information provided by the Servicer, any Subservicer or any
          Subcontractor pursuant to Section 8.4(b) or Section 8.5(b) or (d).

               If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by such
          Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in

                                       15

     such proportion as is appropriate to reflect the relative fault of such
     Indemnified Party on the one hand and the Servicer on the other.

          In the case of any failure of performance described in clause (i) of this Section 8.9(b), the Servicer shall promptly reimburse the Owner, any
     Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the
     Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Servicer, any Subservicer or Subcontractor.

          This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (c) (i) Any failure by the Servicer, any Subservicer or Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Article, or any breach by the Servicer of a representation or warranty set forth in Section 8.4(a) or in a writing furnished pursuant to Section 8.4(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such failure or breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 8.4(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii)
     of this Section 8.9(c), immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Servicer as servicer under this
     Agreement and/or any applicable Reconstitution Agreement without payment
     (notwithstanding anything in this Agreement or any applicable
     Reconstitution Agreement to the contrary) of any compensation to the
     Servicer (and, if the Company is servicing any of the Mortgage Loans in a
     Securitization Transaction, appoint a successor servicer reasonably acceptable to any Master Servicer for such Securitization Transaction);
     provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Servicer as servicer, such provision shall be given effect.

               (ii) Any failure by the Servicer, any Subservicer or any
     Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 8.6 or 8.7, including (except as provided below) any failure by the Servicer to identify pursuant to Section 8.8(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues

                                       16

     unremedied for five calendar days after the date on which such information, report, certification or accountants' letter was required shall constitute an Event of Default with respect to the Servicer under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or
     Depositor, as applicable, in its sole discretion, upon notice to the
     Servicer as provided in Section 6.1, to terminate the rights and obligations of the Servicer as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the
     Servicer; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the
     Servicer as servicer, such provision shall be given effect. Notwithstanding the foregoing, in the event that the Servicer (or any applicable
     Subservicer or Subcontractor) delivers any missing information, report, certification or accountants' letter, following the expiration of the five calendar day cure period provided in the preceding sentence, and the Master
     Servicer or Depositor, as the case may be, despite such late delivery, files the related annual report on Form 10-K on time without having to file a Form 12b-25 related to a notification of an inability to make a timely
     Exchange Act report filing and the Servicer indemnifies and promptly reimburses the Master Servicer and Depositor pursuant to Section 8.9(b) for all costs and expenses incurred as a result of such delay, any notice given by the Master Servicer declaring an Event of Default shall be automatically revoked and the delay in providing the missing information, report, certification or accountants' letter shall cease to constitute an Event of
     Default.

          Neither the Owner nor any Depositor shall be entitled to terminate the rights and obligations of the Servicer pursuant to this subparagraph
     (c)(ii) if a failure of the Servicer to identify a Subcontractor
     "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such
     Subcontractor with respect to mortgage loans other than the Mortgage Loans.

               (iii) The Servicer shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor as such are incurred, in connection with the termination of the Servicer as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable
     Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

          SECTION 8.10 THIRD PARTY BENEFICIARY

          For purposes of Sections 8.3, 8.4(b), 8.5(b), (c) and (d), 8.6, 8.7,
     8.8 and 8.9 and any related provisions, the Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits of the foregoing provisions as if it were a direct party to this Agreement.

                                       17

     (f) The Original Servicing Agreement is amended by substituting EXHIBIT E attached hereto for EXHIBIT E to the Original Servicing Agreement.

     (g) The Original Servicing Agreement is amended by adding the following exhibits:

          EXHIBIT F   Servicing Criteria

          EXHIBIT G   Form of Indemnification Agreement

                                   ARTICLE II
                                  MISCELLANEOUS

     SECTION 2.1 CONDITIONS TO EFFECTIVENESS

     This Amendment shall be effective upon the execution and delivery by both parties of this Amendment.

     SECTION 2.2 REFERENCE TO AND EFFECT ON THE PURCHASE AGREEMENT AND THE
SERVICING AGREEMENT

     Each reference in the Servicing Agreement to "this Agreement" or otherwise to the Servicing Agreement shall hereafter be deemed to refer to the Servicing
Agreement as amended hereby. Each reference to the Servicing Agreement in the
Purchase Agreement or in any other document or agreement executed in connection therewith or with the Servicing Agreement shall hereafter be deemed to refer to the Servicing Agreement as amended hereby. The Owner and the Servicer hereby agree that the provisions of this Amendment shall be applicable to all Mortgage
Loans being serviced hereunder and included in a Securitization Transaction closing on or after January 1, 2006, regardless whether the Mortgage Loans were purchased by the Owner prior to the date hereof.

     SECTION 2.3 RATIFICATION

     The Servicing Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall continue unimpaired and in full force and effect in accordance with the provisions thereof, as amended or modified on or prior to the date hereof and as hereby amended.

     SECTION 2.4 APPLICABLE LAW

     This Amendment shall be governed by and construed in accordance with the laws of the State of New York (including Section 5-1401 of the New York General
Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to conflict of laws principles other than Section 5-1401 of the New York General
Obligations Law.

                                       18

     SECTION 2.5 SEVERABILITY

     Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment and without affecting the validity or enforceability of such or any other provision in any other jurisdiction.

     SECTION 2.6 COUNTERPARTS

     This Amendment may be executed simultaneously in counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart for each party hereto.

                            [Signature page follows]

                                       19

     The Servicer and the Owner have caused this Regulation AB Amendment to
Servicing Agreement to be executed as of the date set forth above.

SERVICER:

                                        WASHINGTON MUTUAL BANK
                                        a federally chartered savings bank

                                        By:    /s/ Peter Freilinger
                                        Name:  Peter Freilinger
                                        Title: Senior Vice President

OWNER:

                                        BANK OF AMERICA, NATIONAL ASSOCIATION
                                        a national banking association

                                        By:    /s/ Bruce W. Good
                                        Name:  Bruce W. Good
                                        Title: Vice President

       [Signature Page to Regulation AB Amendment to Servicing Agreement]

                                    EXHIBIT E

                          FORM OF ANNUAL CERTIFICATION

     Re: The [_______] agreement dated as of [__], 200[_] (the "Agreement"), among [IDENTIFY PARTIES]

I, ________________________________, the _____________________ of Washington
Mutual Bank, certify to [the Purchaser], [the Depositor], and the [Master
Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance
     Statement"); the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the
     "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"); the registered public accounting firm's attestation report provided in accordance with
     Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of
     Regulation AB (the "Attestation Report"); and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[_] that were delivered by the
     Company to the [Depositor] [Master Servicer] [Securities Administrator]
     [Trustee] pursuant to the Agreement. (collectively, the "Company Servicing
     Information");

          (2) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company
     Servicing Information;

          (3) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator]
     [Trustee];

          (4) I am responsible for reviewing the activities performed by the
     Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment
     or the Attestation Report, the Company has fulfilled its obligations under the Agreement; and

          (5) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation
     Report required to be provided by the Company and by each Participating
     Entity pursuant to the Agreement, have been provided to the [Depositor]
     [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the

                                       E-1

     [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date: __________________________________

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       E-2

                                    EXHIBIT F

                               SERVICING CRITERIA

The assessment of compliance to be delivered by [the Company] [Name of
Subservicer] shall address, at a minimum, the criteria identified as below as
"Applicable Servicing Criteria";

---------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
---------------------------------------------------------------------------------------------
    REFERENCE                                CRITERIA
---------------------------------------------------------------------------------------------
                                  GENERAL SERVICING CONSIDERATIONS
---------------------------------------------------------------------------------------------

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities are outsourced to third         X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.
---------------------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
---------------------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect         X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.
---------------------------------------------------------------------------------------------
                                CASH COLLECTION AND ADMINISTRATION
---------------------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate        X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such
                   other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor         X
                   or to an investor are made only by authorized personnel.
---------------------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash          X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the transaction, such as cash               X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.
---------------------------------------------------------------------------------------------

                                       F-1

---------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
---------------------------------------------------------------------------------------------
    REFERENCE                                CRITERIA
---------------------------------------------------------------------------------------------

1122(d)(2)(v)      Each custodial account is maintained at a federally insured          X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.
---------------------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized        X
                   access.
---------------------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all              X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
                                INVESTOR REMITTANCES AND REPORTING
---------------------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including those to be filed with the           X
                   Commission, are maintained in accordance with the
                   transaction agreements and applicable Commission
                   requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction
                   agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal
                   balance and number of mortgage loans serviced by the
                   Servicer.
---------------------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in               X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor are posted within two
                   business days to the Servicer's investor records, or such
                   other X number of days specified in the transaction
                   agreements.
---------------------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree         X
                   with cancelled checks, or other form of payment, or
                   custodial bank statements.
---------------------------------------------------------------------------------------------

                                       F-2

---------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
---------------------------------------------------------------------------------------------
    REFERENCE                                CRITERIA
---------------------------------------------------------------------------------------------
                                     POOL ASSET ADMINISTRATION
---------------------------------------------------------------------------------------------

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as            X
                   required by the transaction agreements or related mortgage loan documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as               X
                   required by the transaction agreements
---------------------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool           X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in           X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree            X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.
---------------------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's          X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,        X
                   modifications and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection efforts are maintained during         X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
---------------------------------------------------------------------------------------------

                                       F-3

---------------------------------------------------------------------------------------------
                                                                                   APPLICABLE
                                                                                    SERVICING
                               SERVICING CRITERIA                                   CRITERIA
---------------------------------------------------------------------------------------------
    REFERENCE                                CRITERIA
---------------------------------------------------------------------------------------------

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage        X
                   loans with variable rates are computed based on the related mortgage loan documents.
---------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as            X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                X
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in connection with any payment to         X
                   be made on behalf of an obligor are paid from the
                   servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
---------------------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within         X
                   two business days to the obligor's records maintained by
                   the servicer, or such other number of days specified in the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are            X
                   recognized and recorded in accordance with the transaction agreements.
---------------------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.
---------------------------------------------------------------------------------------------

                                       F-4

                                        [WASHINGTON MUTUAL BANK]
                                        [NAME OF SUBSERVICER]

                                        Date: __________________________________

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       F-5

                                    EXHIBIT G

                        FORM OF INDEMNIFICATION AGREEMENT

     INDEMNIFICATION AGREEMENT (the "Agreement"), dated as of _______, 200_, among Washington Mutual Bank as servicer (the "Servicer") and as seller (a
"Seller"), [Washington Mutual Bank fsb, as a seller (a "Seller" and together, the "Sellers"),] _____________ as underwriters (each an "Underwriter and together, the "Underwriters"), _________, as Owner (the "Owner"), and
_______________, as depositor (the "Depositor").

SECTION 1.  DEFINED TERMS.

     Unless the context clearly requires otherwise, all capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Pooling Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

     "Agreement" shall mean this Indemnification Agreement, as amended, supplemented or otherwise modified from time to time.

     "1933 Act" shall mean the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Controlling Person" shall mean any Person who controls a party to this
Agreement within the meaning of Section 15 of the 1933 Act or Section 20 of the
Exchange Act.

     "Disclosure Document" shall mean, the Prospectus Supplement, dated
________, 200_, and the related Prospectus, dated __________, 200_, in respect of the Securities, and any amendment or supplement thereto, and [identify any other disclosure document in respect of the Securities].

     "Exchange Act" shall mean the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Indemnified Party" shall mean, a party to this Agreement (in its own right and on behalf of its related Controlling Persons) entitled to indemnification under the terms of this Agreement.

     "Indemnifying Party" shall mean a party to this Agreement obligated to indemnify an Indemnified Party under the terms of this Agreement.

     "Losses" shall mean (a) any losses, claims, damages or liabilities incurred by an Indemnified Party and (b) any out-of-pocket costs or expenses reasonably incurred by an Indemnified Party, including the reasonable fees and expenses of its counsel and any other reasonable and necessary costs and expenses incurred in connection with investigating or defending any claim, action or other proceeding as to which such party is entitled to indemnification or contribution hereunder.

     "Mortgage Loans" shall mean those Mortgage Loans sold by a Servicer to the
Owner and included in the securitization relating to the issuance of the
Securities.

                                       G-1

     "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or subdivision thereof.

     "Pooling Agreement" shall mean that certain Pooling and Servicing Agreement relating to the Securities, dated as of __________, 200_, among
_________________.

     "Qualified Correspondent": shall mean any Person from which a Seller purchased Mortgage Loans, provided that the following conditions are satisfied:
(i) such Mortgage Loans were originated pursuant to an agreement between a
Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by a Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii)
such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by a Seller within 180 days after origination; (iii) either
(x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by a Seller in origination of mortgage loans of the same type as the Mortgage Loans for such Seller's own account or (y) the Designated
Guidelines were, at the time such Mortgage Loans were underwritten, designated by a Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by such Seller; and (iv) a Seller employed, at the time such Mortgage Loans were acquired by such Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by such
Seller.

     "Securities" shall mean the ____________________.

     "Seller" as the context requires, shall mean Washington Mutual Bank, a federally chartered savings association and/or Washington Mutual Bank fsb, a federally chartered savings association.

     "Servicer" shall mean Washington Mutual Bank, a federally chartered savings association.

     "Seller Information" shall mean the information provided by or on behalf of the Seller or any Third-Party Originator and contained on EXHIBIT A-1 attached hereto.

     "Servicer Information" shall mean the information provided by or on behalf of the Servicer, any Subservicer or any Subcontractor and contained on EXHIBIT
A-2 attached hereto.

     "Third-Party Originator": shall mean each Person, other than the Seller or a Qualified Correspondent, that originated a Mortgage Loan.

     "Underwriter Information": shall mean the information furnished by any broker-dealer acting as underwriter, placement agent or initial purchaser specifically for use in the Disclosure Document.

                                       G-2

SECTION 2. INDEMNIFICATION AND CONTRIBUTION

     (a) The Servicer, agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each of (i) the Owner, (ii) the
Depositor, (iii) any broker-dealer acting as underwriter, placement agent or initial purchaser (each an "Underwriter" and collectively the "Underwriters")
and (iv) each Controlling Person, if any, who controls the Owner, the Depositor or the Underwriter ((i) through (iv) collectively, the "Owner Indemnified
Parties") against any Losses to which such Owner Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Document relating to the Securities or
(b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Servicer Information furnished by the Servicer specifically for use in the Disclosure Document. The Servicer's
liability under this Agreement shall be in addition to any other liability the
Servicer may otherwise have.

     (b) Each of the Sellers, severally and not jointly, agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each Owner Indemnified Party against any Losses to which such Owner Indemnified
Party may become subject, under the 1933 Act or otherwise, insofar as such
Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Document relating to the Securities or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Seller
Information furnished by the Seller specifically for use in the Disclosure
Document. The Seller's liability under this Agreement shall be in addition to any other liability the Seller may otherwise have.

     (c) Each Owner and Depositor, jointly and severally, agree, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each of (i) the Servicer, (ii) the Seller and (iii) each Controlling Person, if any who controls the Servicer ((i) and (ii) collectively, the "Washington Mutual
Indemnified Parties") against any Losses to which such Washington Mutual
Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure Document relating to the Securities or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), except to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the Underwriter Information, the Servicer Information or the Seller
Information. Each Owner's or Depositor's liability under this Agreement shall be in addition to any other liability the Owner or Depositor may otherwise have.

                                       G-3

     (d) Each Underwriter, severally and not jointly, agrees, upon the terms and subject to the conditions provided herein, to indemnify and hold harmless each
Washington Mutual Indemnified Party, against any Losses to which such Washington
Mutual Indemnified Party may become subject, under the 1933 Act or otherwise, insofar as such Losses arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in the Disclosure
Document relating to the Securities or (b) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (as of the date thereof), in each case to the extent and only to the extent, that such untrue statement or alleged untrue statement or such omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information. Each Underwriter's liability under this
Agreement shall be in addition to any other liability the Underwriter may otherwise have.

     (e) With respect to each claim for indemnification made hereunder, the
Indemnified Party shall notify the Indemnifying Party in writing, giving notice of the nature of the claim, within a reasonable time after service of a summons or other first legal process that shall have been served upon such Indemnified
Party, but failure to notify the Indemnifying Party of any such claim shall not relieve the Indemnifying Party from any liability which it may have to the
Indemnified Party (i) on account of the indemnity contained in this Agreement, except to the extent that the Indemnifying Party has been materially prejudiced by such failure, or (ii) otherwise than on account of the indemnity contained in this Agreement.

     (f) The Indemnifying Party will be entitled to participate at its own expense in the defense or, if the Indemnifying Party so elects, to assume the defense of any suit brought to enforce any such liability, but if the
Indemnifying Party elects to assume the defense, such defense shall be conducted by counsel reasonably satisfactory to the Indemnified Party. In the event the
Indemnifying Party elects to assume the defense of any such suit and retain such counsel, the Indemnified Party or persons, defendant or defendants in the suit, may retain additional counsel but shall bear the fees and expenses of such counsel unless: (1) the Indemnifying Party shall have agreed to the retention of such counsel at the expense of the Indemnifying Party; or (2) the named parties to any such proceeding (including any impleaded parties) include both the
Indemnifying Party and the Indemnified Party, and the Indemnified Party
reasonably determines that representation of both by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one counsel (separate from its own counsel) for the Indemnified Party.

     (g) The Indemnifying Party shall not be liable to indemnify any Person for any settlement of any claim effected without the Indemnifying Party's written consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless any Indemnified
Party from and against any Loss by reason of such settlement or judgment. The
Indemnifying Party shall not, without the prior written consent of an
Indemnified Party, which consent will not be unreasonably withheld, effect any settlement of any pending or threatened proceeding in respect of which such
Indemnified Party is or could have been a party and indemnity is or could have been sought hereunder by such Indemnified Party unless such settlement (i)
includes an unconditional release of such Indemnified Party from all

                                      G-4

liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an Indemnified Party.

     (h) If the indemnification provided for in this Agreement is determined to be insufficient or unavailable to an Indemnified Party in respect of any Losses, then each Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the Losses incurred by the Indemnified Party in such proportion as is appropriate equally to reflect (1) the relative fault and benefits of (a) the Indemnifying Party on the one hand and (b) the Indemnified
Party on the other hand, in connection with the statements or omissions which resulted in such Losses (or actions in respect thereof) as well as (2) any other relevant equitable considerations. The relative fault of each Indemnifying
Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by, or action within the control of, such Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Indemnifying Party and the Indemnified Party agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

     (i) No Person guilty of fraudulent misrepresentation (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution from any
Person who was not guilty of such fraudulent misrepresentation.

     (j) Upon the incurrence of any Losses for which a Person is entitled to contribution hereunder, the contributor shall reimburse such Person entitled to contribution promptly upon establishment by the Person entitled to contribution to the contributor of the Losses incurred.

SECTION 3.  NOTICES.

All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered and telecopied to the recipient as follows:

TO THE SELLERS:

                      Washington Mutual Bank
                      1201 Third Avenue, WMT0511
                      Seattle, Washington 98101
                      Attention: General Counsel
                      Facsimile (206) 461-5739

                                      G-5

To THE SERVICER:

                      Washington Mutual Bank
                      9401 Oakdale Ave. (Mail Stop N080108
                      Chatsworth, CA 91311
                      Attention: Vice President of Investor Reporting
                      Facsimile: (818) 775-2819

TO THE OWNER:

                      ----------------------
                      ----------------------
                      ----------------------
                      Attention:
                      Facsimile:

TO THE DEPOSITOR:

                      ----------------------
                      ----------------------
                      ----------------------
                      Attention:
                      Facsimile:

TO THE UNDERWRITER:

                      ----------------------
                      ----------------------
                      ----------------------
                      Attention:
                      Facsimile:

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

SECTION 4. MISCELLANEOUS.

          (a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

          (b) Assignments. This Agreement may not be assigned by any party without the express written consent of each other party. Any assignment made in violation of this Agreement shall be null and void.

                                      G-6

          (c) Amendments. Amendments of this Agreement shall be in writing signed by each party hereto.

          (d) Survival, Etc. The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnified
Party, (ii) the issuance of the Securities or (iii) any termination of this
Agreement.

          (e) Counterparts. This Agreement may be executed in counterparts by the parties to this Agreement, and all such counterparts shall constitute one and the same instrument.

          (f) Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

          (g) Headings. The headings of Sections contained in this Agreement are provided for convenience only. They form no part of this Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Sections in this Agreement refer to the corresponding Sections of this Agreement.

          (h) Trial by Jury Waived. Each party hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement or any of the transactions contemplated thereunder. Each party hereto (A) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (B) acknowledges that it has been induced to enter into this Agreement by, among other things, this waiver.

          (i) Limited Liability. No recourse under this Agreement shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect hereof, it being expressly agreed and understood that this Agreement is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches of any party hereto of any obligations hereunder is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Agreement.

          (j) The Controlling Person of any Indemnified Party shall be an intended third-party beneficiary of this Agreement; provided, however, that any
Controlling Person shall appoint its related Indemnified Party as its exclusive agent for, on behalf of, and in the name of such Controlling Person, to exercise any and all rights of such Controlling Person under this Agreement, without prejudice to the right of any Controlling Party to retain additional counsel at its own expense, as provided in this Agreement. In no event, however, will an
Indemnifying Party be required to bear the expense of such additional counsel on the grounds that

                                      G-7

representation of both the Indemnified Party and its related Controlling Person by the same counsel would be inappropriate due to actual or potential differing interests between them.

          (k) Entire Agreement. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      G-8

     Please signify your acceptance of this Agreement by signing below and returning to the undersigned. This Agreement shall be effective as of the date first stated above upon delivery of written acceptance by all parties hereto.

WASHINGTON MUTUAL BANK
a federally chartered savings bank

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

WASHINGTON MUTUAL BANK FSB
a federally chartered savings bank

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

[PURCHASER]

a
  ----------------------------------

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

[DEPOSITOR]

a
  ----------------------------------

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

[UNDERWRITER]

a
  ----------------------------------

By:
    --------------------------------
Name:
      ------------------------------
Title:
       -----------------------------

                    Exhibit A-1 to Indemnification Agreement
                               SELLER INFORMATION

                    Exhibit A-2 to Indemnification Agreement
                              SERVICER INFORMATION